UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9002 San Marco Court, Orlando, FL	32819
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture and Notes

On June 21, 2021, Marriott Ownership Resorts, Inc. (the “Issuer”), a wholly owned subsidiary of Marriott Vacations Worldwide Corporation (“MVW”), entered into an Indenture (the “Indenture”), by and among the Issuer, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with the issuance and sale by the Issuer to J.P. Morgan Securities LLC, as the representative of the several initial purchasers (the “Initial Purchasers”), and the other Initial Purchasers of $500 million aggregate principal amount of the Issuer’s 4.500% Senior Notes due 2029 (the “Notes”).

The Issuer intends to use the net proceeds from the Notes, together with cash on hand, to (i) redeem $500 million outstanding aggregate principal amount of the Issuer’s 6.500% Senior Notes due 2026 (the “Existing 2026 Notes”) and (ii) pay transaction expenses and fees in connection with the foregoing.

On June 7, 2021, the Issuer issued a conditional redemption notice with respect to the Existing 2026 Notes. The obligation of the Issuer to redeem the Existing 2026 Notes was conditioned on the closing of the Notes offering, and that condition was satisfied on June 21, 2021.

The Notes will bear interest at a rate of 4.500% per year, payable in cash semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2021. The Notes will mature on June 15, 2029.

The Notes will initially be guaranteed on a senior unsecured basis by MVW and each of MVW’s subsidiaries that guarantees the Corporate Credit Facility (as defined below), and, in the future, by each of MVW’s subsidiaries (other than receivables subsidiaries or foreign subsidiaries) that becomes a borrower or a guarantor under a credit facility or other capital markets debt securities of the Issuer or any guarantor of the Notes. “Corporate Credit Facility” means MVW’s corporate credit facility consisting of a $900 million term loan facility which matures on August 31, 2025, and the Revolving Credit Facility with a borrowing capacity of $600 million that terminates on August 31, 2023.

The Notes are senior unsecured obligations of the Issuer and the guarantors thereof, rank pari passu in right of payment with all of the Issuer’s and the guarantors’ existing and future senior indebtedness (including borrowings under the Corporate Credit Facility, the Issuer’s Existing Notes (as defined in the Indenture) and MVW’s outstanding 0.000% Convertible Senior Notes due 2026 and 1.500% Convertible Senior Notes due 2022 (with respect to MVW only)), will be senior in right of payment to any future subordinated indebtedness of the Issuer and the guarantors, are effectively junior to all of the Issuer’s and the guarantors’ existing and future secured indebtedness (including under the Corporate Credit Facility and the Issuer’s 6.125% Senior Secured Notes due 2025) to the extent of the value of the collateral securing such indebtedness and are structurally subordinated to any existing and future obligations of any of MVW’s subsidiaries that do not guarantee the Notes.

Prior to June 15, 2024, the Issuer may, at its option, redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount, plus a “make-whole” premium, plus accrued and unpaid interest, if any, on the Notes redeemed to, but not including, the date of redemption. Additionally, prior to June 15, 2024 the Issuer may, at its option, redeem up to 40% of the original aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 104.500% of the principal amount of the Notes, together with accrued and unpaid interest, if any, on the Notes redeemed to, but not including, the date of redemption. On or after June 15, 2024, the Issuer may, at its option, redeem the Notes, in whole or in part, at the redemption prices (expressed as a percentage of the principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but not including, the applicable redemption date if redeemed during the twelve-month period commencing on June 15 of the years indicated below:

Year	Price
2024	102.250%
2025	101.125%
2026 and thereafter	100.000%

If MVW experiences a “Change of Control” (as defined in the Indenture) or sells certain of its assets, MVW will be required to repurchase the Notes at the prices set forth in the Indenture, subject to certain conditions.

The Indenture contains certain covenants, which among other things, limit the ability of MVW and its restricted subsidiaries to (i) incur additional indebtedness; (ii) pay dividends or make other restricted payments; (iii) make loans and investments; (iv) incur liens; (v) sell assets; (vi) enter into affiliate transactions; (vii) enter into certain sale and leaseback transactions; (viii) enter into agreements restricting MVW’s subsidiaries’ ability to pay dividends; and (ix) merge, consolidate or amalgamate or sell all or substantially all of its property. These covenants are subject to a number of important exceptions and qualifications. The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, failure to comply with other covenants or agreements in the Notes or the Indenture, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The offer and sale of the Notes and the related guarantees were made in the United States only to persons reasonably believed to be qualified institutional buyers pursuant to an exemption from registration provided by Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

The foregoing description of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture and the form of Note, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and information incorporated by reference herein constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to MVW as of the date hereof. MVW cautions you that these statements are not guarantees of future performance and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess, such as: the effects of the COVID-19 pandemic, including reduced demand for vacation ownership and exchange products and services, volatility in the international and national economy and credit markets, worker absenteeism, quarantines or other government-imposed travel or health-related restrictions; the length and severity of the COVID-19 pandemic, including its short and longer-term impact on the demand for travel and on consumer confidence; the impact of the availability and distribution of effective vaccines on the demand for travel and consumer confidence; the pace of recovery following the COVID-19 pandemic or as effective treatments or vaccines become widely available; competitive conditions; the availability of capital to finance growth; the effects of steps we have taken and may continue to take to reduce operating costs and/or enhance health and cleanliness protocol at our resorts due to the COVID-19 pandemic; political or social strife, and other matters referred to under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, and which may be discussed in our periodic filings with the U.S. Securities and Exchange Commission, any of which could cause actual results to differ materially from those expressed or implied herein. There may be other risks and uncertainties that we cannot predict at this time or that we currently do not expect will have a material adverse effect on our financial position, results of operations or cash flows. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Indenture, dated as of June 21, 2021, by and among Marriott Ownership Resorts, Inc., Marriott Vacations Worldwide Corporation, as guarantor, the other guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.500% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION

Date: June 21, 2021	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	President and Chief Financial Officer